EXHIBIT 32.1

                           CERTIFICATION OF PRESIDENT

                             CERTIFICATION PURSUANT
                            TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Onspan Networking Inc,. (the "Registrant") on Form 10-KSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on January 14, 2004, hereof (the "Report"), the undersigned Herbert Tabin, President of Onspan Networking, Inc. (the "Company") certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or5 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: January 14, 2004                  By: /s/ Herbert Tabin
                                            -----------------
                                            Herbert Tabin,
                                            President